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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH CERTIFICATES
SERIES 1999-2
INVESTOR NUMBER 51999031

Determination Date:              10-Mar-00
Remittance Date A-1              15-Mar-00
Remittance Date A-2              20-Mar-00
Month End Date:                  29-Feb-00
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
(a)              Class A-1 Distribution Amount                                                                       2,499,992.16

(b)              Class A-1 Distribution Principal                                                                    5,405,118.51
                           Scheduled Payments of Principal                                        686,425.43
                           Partial Prepayments                                                    309,282.97
                           Scheduled Principal Balance Principal Prepayment in Full             1,519,626.58
                           Scheduled Principal Balance Liquidated Contracts                     2,889,783.53
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class A-1 Interest Distribution                                                                       473,481.12
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            92,895,460.63

(e)              Class A-2 Distribution Amount                                                                         506,333.33

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       628,545.83
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                          125,500,000.000

(i)              Class A-1 Pass Through Rate                                                                             6.100000%
                 Class A-2 Pass Through Rate                                                                             5.880000%
                 Class A-2 Holdover Amount                                                                                   0.00

(j)              Monthly Servicing Fee                                                                                 488,716.50


(k)              Delinquency                                                                 # of Contracts         Prin. Balance
                                                                                             --------------      ----------------
                                     a)  Loans 31 to 59 days delinquent                            105              4,428,130.92
                                     b)  Loans 60 to 89 days delinquent                             29              1,654,915.31
                                     c)  Loans delinquent 90 or more days                           44              2,053,923.09
                                                                                             --------------      ----------------
                                                                                                   184               8,136,969.32
                                                                                             ==============      ================

(l)              Repurchased Contracts                                                           Number          Repurchase Price
                 (see attached schedule)                                                     --------------      ----------------
                                                       Total Repurchases                            0                        0.00

(m)              Repossessions or Foreclosures                                                   Number            Actual Balance
                 (see attached schedule)                                                     --------------      ----------------
                                                      BOP Repossessions                           313              $11,466,234.57
                                                      Plus Repossessions this                      29                1,190,725.00
                                                         Month
                                                      Less Liquidations                           (17)               ($560,381.36)
                                                                                             --------------      ----------------
                                                      EOP Repossessions                           325               $12,096,578.21
                                                                                             ==============      ================

(n)              Enhancement Payment                                                                                         0.00

(o)              Monthly Advance                                                                                       (28,559.06)
                 Outstanding Amount Advanced                                                                           237,570.74

(p)              Deposit to Special Account/Distribution to Class R Certificateholders                                       0.00

(q)              Amount Distributed to Class R Certificateholders                                                            0.00

(r)              Net Weighted Average Contract Rate                                                                          9.39%

(s)              Number of Manufactured Homes currently held due to repossession                                                0
                 Principal balance of Manufactured Homes currently held                                              3,765,914.59

(t)              Pool Principal Balance Percentage                                                                      89.895926%

(u)              Aggregate Deficiency Amounts                                                                          60,395.29
                 Servicer Deficiency Amounts received                                                                  21,138.35

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover Amount                                                                        0.00
                 Class A-2 Net Funds Carryover Amount                                                                        0.00

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